UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Finward Bancorp

(Exact name of registrant as specified in its charter)

Indiana	001-40999	35-1927981
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9204 Columbia Avenue Munster, Indiana	46321
(Address of principal executive offices)	(Zip Code)

(219) 836-4400

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, without par value	FNWD	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Annual Meeting of Shareholders (the “Annual Meeting”) of Finward Bancorp (the “Bancorp”) held on May 22, 2025, the Bancorp’s shareholders approved the Finward Bancorp 2025 Omnibus Equity Incentive Plan (the “2025 Omnibus Plan”). The 2025 Omnibus Plan was approved by the Bancorp’s Board of Directors (the “Board”) on March 21, 2025, subject to shareholder approval at the Annual Meeting. A copy of the 2025 Omnibus Plan was attached as Appendix A to the definitive proxy statement for the Bancorp’s Annual Meeting filed on April 1, 2025 with the Securities and Exchange Commission. A copy of the 2025 Omnibus Plan also is attached as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. Following is a summary description of the material terms of the 2025 Omnibus Plan.

The purposes of the 2025 Omnibus Plan are to (i) further the long-term growth and financial success of the Bancorp and its subsidiaries by aligning the personal interests of the plan participants with the interests of the Bancorp’s shareholders through the ownership of shares of common stock and through other incentives; (ii) encourage key individuals to accept or continue employment or service with the Bancorp and its subsidiaries; (iii) provide participants with an incentive for excellence in individual performance; and (iv) furnish incentives to such key individuals to improve operations and increase profits by providing the opportunity to acquire common stock of the Bancorp or receive monetary payments based on the value of the common stock.

The maximum number of shares of common stock cumulatively available for issuance under the 2025 Omnibus Plan is 265,174 shares, which is comprised of 280,000 new shares of common stock, less 14,826 shares underlying awards granted under the Bancorp’s expired 2015 Stock Option and Incentive Plan (the “2015 Plan”) between January 1 and May 22, 2025. In addition, shares subject to the 2025 Omnibus Plan will include (i) shares of common stock underlying awards granted under the 2015 Plan that expire, terminate, or are canceled or forfeited under the terms of the 2015 Plan on or after May 22, 2025; and (ii) shares of common stock settled for cash in lieu of shares under the 2025 Omnibus Plan. The maximum number of shares available under the 2025 Omnibus Plan is subject to certain customary adjustments, such as, for instance, stock splits and stock dividends.

The 2025 Omnibus Plan will be administered by the Compensation and Benefits Committee of the Bancorp’s Board of Directors, or any other committee that the Board designates from time to time (the “Committee”). The Committee has the authority, subject to the terms of the 2025 Omnibus Plan, to take the following actions: select recipients of awards from among employees, affiliate’s employees, outside consultants, and non-employee directors; determine the number of shares of common stock to be subject to types of awards generally, as well as to individual awards granted under the plan; determine the terms and conditions upon which awards will be granted under the plan; prescribe the form and terms of instruments evidencing grants; establish procedures and regulations for the administration of the plan; accelerate at any time the exercisability or vesting of all or any portion of any award granted under the plan; interpret the terms of the plan; define terms applicable to the plan which are not otherwise defined in the plan; and make all determinations deemed necessary or advisable for the administration of the plan. All of the employees, consultants, and non-employee directors of the Bancorp and its affiliates, including the Bancorp’s wholly-owned Indiana commercial bank subsidiary, Peoples Bank (the “Bank”), are eligible to be selected by the Committee to participate in the 2025 Omnibus Plan. The selection of which eligible individuals will receive awards is within the sole discretion of the Committee.

The 2025 Omnibus Plan provides that the Committee may grant any or all of the following types of awards to eligible participants: (i) incentive stock options; (ii) non-qualified stock options; (iii) restricted stock; (iv) unrestricted stock; (v) restricted stock units; (vi) performance shares; (vii) stock appreciation rights; and (viii) other share-based awards; or any combination of the foregoing. The Committee has full authority, subject to the terms of the 2025 Omnibus Plan, to determine the types and amount of awards granted and the participants eligible to receive awards.

The effective date of the 2025 Omnibus Plan is May 22, 2025 (the “Effective Date”), which is the date the Bancorp’s shareholders approved the plan. The 2025 Omnibus Plan will continue in effect for a term of ten years after the Effective Date unless sooner terminated under the terms of the plan. The Board may at any time terminate, amend, or modify the 2025 Omnibus Plan; provided that, that to the extent necessary and desirable to comply with the Securities Exchange Act of 1934 or the Internal Revenue Code (or any other applicable law, regulation, or stock exchange listing rule), shareholder approval of any amendment must be obtained; provided further that, no termination, amendment, or modification of the 2025 Omnibus Plan will adversely affect the rights of any participant who has been granted an award without the consent of the participant. The Committee does not have the right or authority to reprice stock options or stock appreciation rights previously granted under the 2025 Omnibus Plan, whether through amendment, cancellation, replacement grants, or other means. As of the date of this report, no awards have been granted under the 2025 Omnibus Plan, and the nature and amounts of any such awards to be granted in the future have not yet been determined.

The foregoing description of the 2025 Omnibus Plan is a summary and is qualified in its entirety by reference to the full text of the 2025 Omnibus Plan, a copy of which is attached as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, the Bancorp held its Annual Meeting, as a virtual-only meeting, pursuant to due notice. Only holders of record of the Bancorp’s common stock at the close of business on March 21, 2025 (the “Record Date”) were entitled to vote at the Annual Meeting. On the Record Date, there were 4,324,485 shares of the Bancorp’s common stock issued and outstanding. Holders of a total of 3,289,973 shares of common stock were present virtually or by proxy at the Annual Meeting, constituting a quorum.

The Bancorp’s shareholders voted on four proposals at the Annual Meeting. The proposals are described in detail in the Bancorp’s definitive proxy statement filed with the Securities and Exchange Commission on April 1, 2025. The final results of the vote regarding the proposals are set forth below.

Proposal 1: Election of Directors. The Bancorp’s shareholders elected four directors to serve three-year terms expiring in 2028. The votes regarding this proposal were as follows:

Director	Expiration of Term	Votes For	Votes Withheld	Broker Non- Votes
Joel Gorelick	2028	2,837,636	89,737	362,600
Amy W. Han, Ph.D.	2028	2,193,330	734,043	362,600
Robert W. Youman	2028	2,792,305	135,068	362,600
Martin P. Alwin	2028	2,829,874	97,499	362,600

Proposal 2: Approval of Finward Bancorp 2025 Omnibus Equity Incentive Plan. The proposal described below, having received a vote virtually or by proxy of a majority of the votes cast in favor of the proposal, was declared to be duly adopted by the shareholders of the Bancorp. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non- Votes
Approval and ratification of the Finward Bancorp 2025 Omnibus Equity Incentive Plan.	2,509,029	362,574	55,770	362,600

Proposal 3: Ratification of Auditors. The proposal described below, having received a vote virtually or by proxy of more favorable votes than votes cast against the proposal, was declared to be duly adopted by the shareholders of the Bancorp. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non- Votes
Ratification of the appointment of Forvis Mazars, LLP as independent registered public accounting firm for the fiscal year ending December 31, 2025.	3,209,033	19,960	60,980	—

Proposal 4: Advisory Vote on Compensation. The proposal described below, having received an advisory vote virtually or by proxy of more favorable votes than votes cast against the proposal, was declared to be duly adopted by the shareholders of the Bancorp. The votes regarding this proposal were as follows:

	For	Against	Abstain	Broker Non- Votes
Approval, on a non-binding advisory basis, of the executive compensation of the named executive officers included in the proxy statement for the Annual Meeting.	2,520,818	338,729	67,826	362,600

No other matters were considered or voted upon at the Annual Meeting.

Forward-Looking Statements

This Current Report on Form 8-K may contain forward-looking statements regarding the financial performance, business prospects, growth, and operating strategies of the Bancorp. For these statements, the Bancorp claims the protections of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Statements in this report should be considered in conjunction with the other information available about the Bancorp, including the information in the filings the Bancorp makes with the SEC. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance. The forward-looking statements are based on management’s expectations and are subject to a number of risks and uncertainties. Forward-looking statements are typically identified by using words such as “anticipate,” “estimate,” “project,” “intend,” “plan,” “believe,” “will” and similar expressions in connection with any discussion of future operating or financial performance.

Although management believes that the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include: changes in domestic and international trade policies, including tariffs and other non-tariff barriers, and the effects of such changes on the Bank and its customers; the Bank’s ability to demonstrate compliance with the terms of the previously disclosed consent order and memorandum of understanding entered into between the Bank and the Federal Deposit Insurance Corporation (“FDIC”) and Indiana Department of Financial Institutions (“DFI”), or to demonstrate compliance to the satisfaction of the FDIC and/or DFI within prescribed time frames; the Bank’s agreement under the memorandum of understanding to refrain from paying cash dividends without prior regulatory approval; changes in asset quality and credit risk; the inability to sustain revenue and earnings growth; changes in interest rates, market liquidity, and capital markets, as well as the magnitude of such changes, which may reduce net interest margins; the aggregate effects of inflation experienced in recent years; further deterioration in the market value of securities held in the Bancorp’s investment securities portfolio, whether as a result of macroeconomic factors or otherwise; customer acceptance of the Bancorp’s products and services; customer borrowing, repayment, investment, and deposit practices; customer disintermediation; the introduction, withdrawal, success, and timing of business initiatives; competitive conditions; the inability to realize cost savings or revenues or to implement integration plans and other consequences associated with mergers, acquisitions, and divestitures; economic conditions; and the impact, extent, and timing of technological changes, capital management activities, regulatory actions by the FDIC and DFI, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms. Additional factors that could cause actual results to differ materially from those expressed in the forward-looking statements are discussed in the Bancorp’s reports (such as the Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and

Current Reports on Form 8-K) filed with the SEC and available at the SEC’s Internet website (www.sec.gov). All subsequent written and oral forward-looking statements concerning matters attributable to the Bancorp or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements above. Except as required by law, The Bancorp does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statement is made.

In addition to the above factors, we also caution that the actual amounts and timing of any future common stock dividends or share repurchases will be subject to various factors, including our capital position, financial performance, capital impacts of strategic initiatives, market conditions, and regulatory and accounting considerations, as well as any other factors that our Board deems relevant in making such a determination. Therefore, there can be no assurance that we will repurchase shares or pay any dividends to holders of our common stock, or as to the amount of any such repurchases or dividends.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

The following exhibits are being furnished with this Current Report on Form 8-K.

Exhibit No.	Exhibit

10.1	Finward Bancorp 2025 Omnibus Equity Incentive Plan.

10.2	Form of Incentive Stock Option Award Agreement under Finward Bancorp 2025 Omnibus Equity Incentive Plan.

10.3	Form of Non-Qualified Stock Option Award Agreement under Finward Bancorp 2025 Omnibus Equity Incentive Plan.

10.4	Form of Restricted Stock Award Agreement under Finward Bancorp 2025 Omnibus Equity Incentive Plan.

10.5	Form of Restricted Stock Units Award Agreement under Finward Bancorp 2025 Omnibus Equity Incentive Plan.

10.6	Form of Performance Shares Award Agreement under Finward Bancorp 2025 Omnibus Equity Incentive Plan.

10.7	Form of Stock Appreciation Rights Award Agreement under Finward Bancorp 2025 Omnibus Equity Incentive Plan.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Finward Bancorp

Date: May 29, 2025

	By:	/s/ Benjamin L. Schmitt
Printed Name: Benjamin L. Schmitt
Title: Executive Vice President, Chief Financial Officer and Treasurer